Exhibit 24
POWER OF ATTORNEY
     The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 2007.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY
     The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February, 2007.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY
     The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder and David L. Trautman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of February, 2007.

/s/ John W. Kozak
John W. Kozak

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of February, 2007.

/s/ Nicholas L. Berning
Nicholas L. Berning

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for her, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of February, 2007.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 2007.

/s/ James J. Cullers
James J. Cullers

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of February, 2007.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of February, 2007.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of February, 2007.

/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 2007.

/s/ John J. O’Neill
John J. O’Neill

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 2007.

/s/ William A. Phillips
William A. Phillips

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 2007.

/s/ J. Gilbert Reese
J. Gilbert Reese

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of February, 2007.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY
     The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for him, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of February, 2007.

/s/ Leon Zazworsky
Leon Zazworsky